SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549



                                   FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 27, 2002


                         Virginia Commerce Bancorp, Inc.
             (Exact name of registrant as specified in its charter)


           Virginia                   0-28635                54-1964895
(State or other jurisdiction  (Commission file number)     (IRS Employer
       of incorporation)                                       Number)


                   5350 Lee Highway, Arlington, Virginia 22207
               (Address of Principal Executive Offices) (Zip Code)


        Registrant's telephone number, including area code: 703.534.0700

Item 5.  Other Events

         Virginia Commerce Bancorp announced the declaration of a five for four stock split in the form of a 25% stock dividend. The payable date of the stock dividend is April 12, 2002, to shareholders of record as of the close of business on March 15, 2002.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
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(a)  Financial Statements of Business Acquired.  Not applicable.

(b)  Pro Forma Financial Information.  Not Applicable.

(c)  Exhibits.

99       Press Release dated February 28, 2002

Signatures


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                       VIRGINIA COMMERCE BANCORP, INC.



                       By:  /s/ Peter A. Converse
                          --------------------------------------------------
                          Peter A. Converse, President, Chief Executive  Officer

Dated: February 28, 2002